CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS [Abstract]
Unearned income on loans	$ 450	$ 434	$ 326
Common stock, no par value
Common stock, shares authorized	10,000,000	10,000,000	10,000,000
Common stock, shares issued	3,717,593	3,717,593	3,717,593
Common Stock, shares outstanding	3,717,593	3,717,593	3,717,593
Treasury stock, shares at cost	110,920	109,839	109,839